UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒                              Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SolarCity Corporation

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

IMPORTANT ANNUAL MEETING INFORMATION MMMMMMMMMMMM Admission Ticket MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext MMMMMMMMMENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by11:59 p.m., Pacific Time, on June 6, 2016. Vote by Internet • Go to www.envisionreports.com/SolarCity • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Annual Meeting Proxy Card 1234 5678 9012 345 • IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • A Proposals — The Board recommends a vote FOR all nominees for Proposal One, FOR Proposals Two, Three and Four, and AGAINST Proposal Five. +1. Election of Class I Directors Nominees For Abstain For Abstain 1(a) - Lyndon R. Rive 1(b) - John H.N. Fisher For Against Abstain For Against Abstain 2. Ratify the appointment of Ernst & Young LLP as independent 3. To approve and ratify our non-employee director registered public accounting firm for the fiscal year ending compensation program. December 31, 2016. 4. To approve the amended and restated SolarCity Corporation 2012 5. To consider and vote upon a stockholder proposal, if Equity Incentive Plan, including approval for purposes of being properly presented, to adopt a proxy access bylaw that able to qualify awards as “performance-based compensation” would permit a shareholder, or group of shareholders, to under Section 162(m) of the Internal Revenue Code of 1986, as nominate a candidate for election to the board of directors. amended and to approve a new ten-year term for the Amended and Restated 2012 Equity Incentive Plan. B Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE C 1234567890 J N T 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 1UP X 2768261 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMM + 02BQ2B

2016 Annual Meeting Admission Ticket 2016 Annual Meeting of SolarCity Corporation Shareholders June 7, 2016 at 1:00 p.m. Pacific Time Crowne Plaza Hotel 1221 Chess Drive Foster City, CA 94404 Upon arrival, please present this admission ticket and photo identification at the registration desk. • IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • Proxy — SolarCity Corporation Notice of 2016 Annual Meeting of Shareholders Crowne Plaza Hotel 1221 Chess Drive Foster City, CA 94404 Proxy Solicited by Board of Directors for Annual Meeting — June 7, 2016 Tanguy V. Serra and Seth Weissman, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of SolarCity Corporation to be held on June 7, 2016 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees for Proposal One, FOR Proposals Two, Three and Four, and AGAINST Proposal Five. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.)

SolarCity

Power forever.

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board recommends a vote FOR all nominees for Proposal One, FOR Proposals Two, Three and Four, and AGAINST Proposal Five.

+

1. Election of Class I Directors

Nominees	For	Abstain		For	Abstain
1(a) - Lyndon R. Rive	☐	☐	1(b) - John H.N. Fisher	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. Ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2016.	☐	☐	☐	3. To approve and ratify our non-employee director compensation program.	☐	☐	☐
4. To approve the amended and restated SolarCity Corporation 2012 Equity Incentive Plan, including approval for purposes of being able to qualify awards as "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended and to approve a new ten-year term for the Amended and Restated 2012 Equity Incentive Plan.	☐	☐	☐	5. To consider and vote upon a stockholder proposal, if properly presented, to adopt a proxy access bylaw that would permit a shareholder, or group of shareholders, to nominate a candidate for election to the board of directors.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 2 7 6 8 2 6 2 +

02BQ3B

• PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • Proxy — SolarCity Corporation Notice of 2016 Annual Meeting of Shareholders Crowne Plaza Hotel 1221 Chess Drive Foster City, CA 94404 Proxy Solicited by Board of Directors for Annual Meeting — June 7, 2016 Tanguy V. Serra and Seth Weissman, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of SolarCity Corporation to be held on June 7, 2016 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees for Proposal One, FOR Proposals Two, Three and Four, and AGAINST Proposal Five. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.)

SolarCity
Power forever.

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

C 1234567890

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Vote by Internet

- Go to **www.envisionreports.com/SolarCity**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Shareholder Meeting Notice

1234 5678 9012 345

Important Notice Regarding the Availability of Proxy Materials for the SolarCity Corporation Shareholder Meeting to be Held on June 7, 2016

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The notice, proxy statement and 2015 annual report to shareholders are available at:

www.envisionreports.com/SolarCity

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to **www.envisionreports.com/SolarCity** to view the materials.

Step 2: Click on **Cast Your Vote or Request Materials**.

Step 3: Follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 31, 2016 to facilitate timely delivery.

C O Y

02BQ4B

Shareholder Meeting Notice SolarCity Corporation’s Annual Meeting of Shareholders will be held on June 7, 2016 at the Crowne Plaza Hotel, locatedat 1221 Chess Drive, Foster City, CA 94404, at 1:00 p.m. Pacific Time. The Board recommends a vote FOR all nominees, FOR Proposals Two, Three and Four, and AGAINST Proposal Five. 1. Election of Class I Directors: 1(a) Lyndon R. Rive 1(b) John H.N. Fisher 2. Ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2016. 3. To approve and ratify our non-employee director compensation program. 4. To approve the amended and restated SolarCity Corporation 2012 Equity Incentive Plan, including approval for purposes of being able to qualify awards as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended and to approve a new ten-year term for the Amended and Restated 2012 Equity Incentive Plan. 5. To consider and vote upon a stockholder proposal, if properly presented, to adopt a proxy access bylaw that would permit a shareholder, or group of shareholders, to nominate a candidate for election to the board of directors. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online, by telephone as described in the proxy materials, or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice and photo identification with you. Directions to the SolarCity Corporation 2016 Annual Meeting Stockholders may request directions to the Crowne Plaza Hotel in order to attend the Annual Meeting by sending a request to investors@solarcity.com or by visiting the Investors portion of our website at http://investors.solarcity.com Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. • Internet – Go to www.envisionreports.com/SolarCity. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. • Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. • Email – Send email to investorvote@computershare.com with “Proxy Materials SolarCity Corporation” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 31, 2016. 02BQ4B